LOAN MODIFICATION AGREEMENT
                   (MODIFICATION OF BORROWING BASE DEFINITION)


THIS AGREEMENT is made and entered into this ____ day of ____, 1996, by and between SOFTNET SYSTEMS, INC., a New York Corporation ("SoftNet"), COMMUNICATE DIRECT, INC., an Illinois Corporation ("CDI"), MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation ("MTC"), KANSAS COMMUNICATIONS, INC., a Kansas Corporation ("KCI") (SoftNet, CDI, MTC, and KCI collectively referred to as "Borrowed;") and WEST SUBURBAN BANK ("Bank").

WHEREAS, Borrowers have executed and delivered to Bank a Revolving Credit Note dated September 15, 1995 (the "Note") in the original principal amount of $6,500,000.00 in which each of the Borrowers promises to pay to the order of Bank the principal amount and interest thereon as more specifically provided in the Note; and

WHEREAS, to secure the repayment of the Borrowers' obligations under He Note, each of the Borrowers has executed and delivered to Bank a Loan and Security Agreement dated September 15, 1995 and various other instruments and documents executed in connection therewith (collectively the "Loan Agreements"); and

WHEREAS, Borrowers and Bank executed a Loan Modification Agreement dated March 15, 1996 wherein the maximum amount of credit under the Note and the Loan Agreements was increased to $9,500,000.00 and the Borrowing Base limitations were modified in accordance with the terms thereof; and

WHEREAS, Borrowers and Bank executed a Loan Modification Agreement dated November ___, 1996 wherein the amount of credit availability under the Note and the Loan Agreements was temporarily increased to an amount equivalent to S1,000,000.00 in excess of the Borrowing Base limitations otherwise in effect, subject to terms and limitations thereof; and

WHEREAS, Borrower has requested that the Borrowing Base limitations and definitions set forth in the Loan Agreements be further modified in accordance with the terms hereof; and

WHEREAS, Bank has agreed to such modifications, subject to the terms and provisions hereof

NOW, THEREFORE, in consideration of Ten ($10.00) Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The foregoing recitals are incorporated herein by reference as though fully set forth. Borrowers represent and warrant that the foregoing recite's are true and correct.

2. The term "Borrowing Base" as defined in Section 2(c) of the Loan Agreements is amended to include fifty (50%) percent of the Adjusted Value of Borrower's Inventory/Rental Equipment (as hereinafter defined).

3. The term "Eligible Inventory" as defined in Section 2(c) of the Loan Agreements is amended to exclude Borrower's Inventory/Rental Equipment (as hereinafter defined).

4. The term "Inventory/Rental Equipment" shall mean MTC's equipment described on Exhibit A. attached hereto.

5. The "Adjusted Value" of Borrower's Inventory/Rental Equipment shall initially be the sum of S298,771.21 and shall decrease by the sum of $8,299.20 on December 1, 1996 and on the first day of each month thereafter (constituting the depreciation of Borrower's Inventory/Rental Equipment over a Month period on the basis of the straight-line method of depreciation).

6. The terms of the Loan Documents (as such term is defined in the Loan Agreements) are hereby amended and modified to comport with the terms of this instrument to the extent the terms of any of the Loan Documents may be otherwise inconsistent with the terms hereof. In all other respects, the terms and provisions of the Loan Documents shall remain in full force and effect.

7. Borrowers hereby reaffirm all of the terms, provisions, warranties, and representations set forth in each of the Loan Agreements and the other Loan Documents as modified hereby. Without limiting the generality of the foregoing, each of the Borrowers warrants and represents that no event of default exists under any of the Loan Agreements or any of the other Loan Documents and no event has occurred or condition exists which with the passage of time or the giving of notice would or could constitute an event of default.

8. Borrowers agree to promptly reimburse Bank for all attorney's fees and costs incurred by Bank in connection with the negotiation, preparation, and execution of this instrument.

IN WITNESS WHEREOF, the parties have entered into this Loan Modification Agreement on the date first above written.


SOFTNET SYSTEMS, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


COMMUNICATE DIRECT, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


MICROGRAPHIC TECHNOLOGY CORPORATION

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


KANSAS COMMUNICATIONS, INC.

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________


WEST SUBURBAN BANK

By: _________________________________
Its: ________________________________

Attest: _____________________________
Its: ________________________________